UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2022

THE CONTAINER STORE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36161	26-0565401
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Freeport Parkway

Coppell, TX 75019

(Address of principal executive offices) (Zip Code)

(972) 538-6000

(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TCS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2022, the Board of Directors of The Container Store Group, Inc. (the “Company”) appointed Dhritiman Saha to serve as the Company’s Chief Operating Officer, effective November 14, 2022. Mr. Saha will no longer serve as the Company’s Chief Information Officer as of such date.

Mr. Saha, 51, joined the Company in May 2021, as the Company’s Executive Vice President and Chief Information Officer. Prior to joining the Company, Mr. Saha served as the Chief Digital Officer at GameStop from February 2021 to April 2021 and led e-commerce business, digital marketing & customer experience, online assortment expansion, digital and omnichannel technology & product management. Prior to GameStop, Mr. Saha served as Global Chief Customer and Digital Officer at Bodybuilding.com from December 2018 to February 2020 and as Senior Vice President of Digital for JCPenney from April 2014 to December 2018.

In connection with Mr. Saha’s appointment as the Company’s Chief Operating Officer, the Company and Mr. Saha have entered into an amendment (the “Amendment to the Employment Agreement”) to his current employment agreement (the “Employment Agreement”) reflecting his new title of Chief Operating Officer and pursuant to which Mr. Saha’s annual base salary was increased to $500,000, effective November 14, 2022. Mr. Saha’s Employment Agreement was filed with the SEC on 6/3/2021 as Exhibit 10.7 to the Company’s Annual Report on Form 10-K.

The foregoing description of the Amendment to Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the actual Amendment to Employment Agreement, which is attached as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Description
10.1	Amendment to Employment Agreement, dated November 4, 2022, by and between the Company and Dhritiman Saha
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CONTAINER STORE GROUP, INC.

Date: November 10, 2022	By:	/s/ Jeffrey A. Miller
Jeffrey A. Miller
Chief Financial Officer